united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Rich Malinowski, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

December 31, 2021

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris/AACA Opportunistic Real Estate Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

877.524.9441 | WWW.ALTEGRIS.COM

ALTEGRIS/AACA Opportunistic Real Estate Fund1

January 1, 2021 – December 31, 2021

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class C, Class I, and Class N shares delivered returns over the 12 months ended 12/31/2021 of 8.58%, 7.83%, 8.86%, and 8.62%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index and S&P 500 Total Return (TR) Index returned 38.99% and 28.71%, respectively. The Fund’s net assets under management totaled approximately $688 million as of December 31, 2021.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review
January 1, 2021 – December 31, 2021
	1-Year	Since Inc.*	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Class A (NAV)	8.58%	13.35%	4.91%	-6.26%	8.04%	2.19%
Class A (max load)**	2.33%	12.74%	-1.11%	-11.63%	1.81%	-3.69%
Class C (NAV)	7.83%	13.75%	4.76%	-6.49%	7.86%	2.05%
Class I (NAV)	8.86%	13.55%	5.01%	-6.25%	8.17%	2.23%
Class N (NAV)	8.62%	13.36%	4.90%	-6.25%	8.03%	2.24%
Dow Jones US Real Estate TR Index	38.99%	10.85%	14.58%	0.85%	11.68%	7.70%
S&P 500 TR Index	28.71%	14.87%	11.03%	0.58%	8.55%	6.17%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized. The inception date of Class C shares was 12/1/2020.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.23% for Class A, 2.98% for Class C, 1.99% for Class I, and 2.23% for Class N. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2022, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which AACA managed, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. Since its inception on February 1, 2011, the Predecessor Fund was managed by AACA in the same style and pursuant to substantially identical real estate long-short strategies, investment goals, and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees, and other actual expenses of the Predecessor Fund. From its inception on

[1]	Effective September 8, 2016, the fund changed its name from the Altegris/AACA Real Estate Long Short Fund to the Altegris/AACA Opportunistic Real Estate Fund. The principal investment strategies and risks have not changed.

February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage, and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in quality locations and believes that ownership of, what we believe are, high-quality real estate creates the potential for durable inflation-hedged income over time. 2 From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

■	Oligopoly or duopoly real estate structure

■	High barriers to entry for new owners/developers

■	High barriers to exit for tenants

■	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another. In addition, AACA has found that properties with these characteristics generally command higher occupancy rates and better rents, which helps create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Fund Performance

The Fund returned +8.58% during 2021, underperforming the Dow Jones US Real Estate Total Return Index’s (DJUSRET) return of+38.99% and the Morningstar Real Estate Category return of +38.7%. The Fund’s performance follows on the heels of the Fund’s 2020 +28.16% return, outperforming the DJUSRET return of -5.29% by +33.45% and the Morningstar Real Estate Category return of -4.96% by +33.12%. The Fund gave back much of its 2020 relative gains to DJUSRET during 2021, despite maintaining our strategy of owning what we believe are long-term secular opportunities in oligopolistic real estate without “chasing cheap” or buying companies that had significant covid-19 sell-offs. These companies subsequently rallied the most in the 2021 rebound. As a side note, we never “chase cheap” and have high conviction in our strategy’s long-term ability to generate returns above the benchmark and Morningstar category. Indeed, over the last two years ended 12/31/21, Fund performance was +39.16% and outperformed the DJUSRET +31.64% performance by +7.52% and the Morningstar Real Estate Category +32.39% performance by +6.77%. Lastly, the Fund ranks in the top 3% of the Morningstar Category over the last five years and the top 5% in the three years ending December 31, 2021.

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

Performance Drivers

From a segment perspective, communications infrastructure, industrials, and storage made the largest contributions to Fund performance in 2021. Conversely, the most significant detractors were international data centers, real estate technology, and short office positions.

Figure 2: Performance Attribution by Segment | January 1, 2021 – December 31, 2021

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: Switch, Caesars Entertainment, Fortress Transportation and Infrastructure, American Tower, and Digital Bridge.

■	Switch, Inc. (“SWCH”) | Domestic Data Centers: SWCH owns and develops purpose-built high-tech data centers that boast more than 500 issued and pending patents on their data center designs which hold the highest reliability ratings in the industry. We recently toured their new Atlanta campus and visited management, which we consider the best globally. SWCH has proven to be an excellent operator, and we believe the stock will do well in the post-COVID environment.

■	Caesar’s Entertainment, Inc. (“CZR”) | Gaming: CZR is a large regional gaming company that recently merged with Eldorado Resorts to create the largest and most diverse portfolio of gaming destinations across the U.S. The new entity boasts more than 55 world-class resorts managed by Eldorado’s premier management team. We estimate that the regional U.S. gaming market will recover more quickly than Las Vegas and Macau. Additionally, we believe the next frontier in gaming will be sports betting and iGaming, and CZR is in the pole position to capture a disproportionate share of this market. We believe the market is not yet valuing the upside of this business in CZR’s current valuation.

■	Fortress Transportation & Infrastructure Investors LLC (“FTAI”) | Infrastructure: FTAI owns infrastructure assets in the aviation, energy, intermodal, and rail sectors. FTAI has three large-scale infrastructure projects - each is unique and has very large earnings potential, in our opinion. FTAI has rallied strongly from the sell-off in the COVID-19 panic. FTAI is preparing to separate aviation and infrastructure companies and elect C-Corp status. We believe this restructuring will enhance shareholder value. In addition, airlines will have to replace, update, or repair engines due to carbon regulations, creating built-in demand for a core FTAI business segment.

■	American Tower Corp. (“AMT”) | Communications Infrastructure: AMT is the largest and most diverse cell tower operator globally, with a portfolio of about 219,000 sites across 25 countries. AMT has been the most aggressive operator in international expansion, with about 1/3 of revenue from outside the US. In carrier investment and mobile penetration, international markets are typically 5-10 years behind the US market. International markets have been growing faster than domestic markets over the past few years. AMT targets annual funds from operations, or “AFFO”, growth in the mid-teens (organic growth is high-single-digit returns, the balance coming from acquisitions). A robust underwriting discipline can generate long-term value for shareholders. Communication networks have fared well in the COVID-19 environment, and work-from-home and stay-at-home orders have increased data communication usage; however, the stock has consolidated after its rally.

■	Digital Bridge Group, Inc. (“DBRG”) | Communications Infrastructure: DBRG is an investment firm transitioning from a more traditional real estate portfolio to a digital infrastructure real estate portfolio. DBRG’s new CEO, Marc Ganzi, is likely to prove to be one of the best CEOs in the real estate business, in our opinion. We had a chance to meet with Marc last week at a conference and came away with more conviction in our position.

This year, the portfolio’s top five detractors were 21Vianet Group, Chindata Group, GDS Holdings, Brookfield Renewable Corp, and CoStar Group.

■	21 Vianet Group, Inc. (“VNET”) | Data Centers: VNET Group is China’s largest carrier-neutral Internet and data center service provider. It is the exclusive operator of Microsoft services in China. Unfortunately, both VNET and CD have been caught up in a ‘risk re-rate’ in China that has nothing to do with them. As a result, we think both are oversold (along with GDS), and prices do not reflect underlying earnings power.

■	Chindata (“CD”) | Data Centers: CD provides carrier-neutral hyper-scale data center solutions in China, India, and Southeast Asia markets. We are constructive on CD and the digital revolution in China and Southeast Asia.

■	GDS Holdings, Ltd. (“GDS”) | Data Centers: GDS is a developer and operator of data centers in the People’s Republic of China (PRC). GDS operates as a private carrier and is cloud-neutral, enabling its customers to connect to all PRC’s telecommunications carriers and access several of the PRC’s cloud service providers, whom it hosts in its facilities. GDS serves top Chinese companies such as Alibaba, Tencent, and Baidu. The PRC is an emerging market with a robust demand growth pipeline for data centers. GDS is well-positioned to capture and cross-connect clients to the USA with its strategic partnership with CyrusOne, a USA-based data center operator. Additionally, data centers have fared well in the COVID-19 environment as work-from-home and stay-at-home orders have increased data usage. Therefore, despite a recent sell-off due to regulatory fear, we are constructive on the outlook for GDS and the broader data center sector in the PRC.

■	Brookfield Renewable Partners (“BEP”) (Infrastructure): BEP owns and operates a large portfolio of renewable power assets consisting of over 21,000 MW of capacity and 5,956 generating facilities in North America, South America, Europe, and Asia. BEP is a global leader in hydroelectric power, which comprises approximately 40% of its portfolio. BEP’s investment objective is to deliver long-term annualized total returns of 12%–15%, including annual distribution increases of 10+% from organic cash flow growth and project development. BEP has established a long track record of creating value. The stock sold off during the year.

■	CoStar Group (“CSGP”) (Real Estate Technology): CSGP is a real estate technology company that is transforming the real estate industry. Their proprietary dataset took more than 30 years to build out, and the company has invested more than a billion in research and technology. CSGP’s software and technology solutions are mission-critical to their large customer base. As a result, we see CSGP being a near-monopoly on the future of real estate.

Portfolio Review

Noise vs. Signal

We have mentioned this point in prior missives, but we think it is important to touch on it again as it has been what we believe to be a long-term success driver (10+years) despite its failure over the last 12 months. Much of 2021’s underperformance was related to our PRC-based data center company investments. We operate under the assumption that the individual stocks are valued by future cash flows (numerator) discounted at some hypothetical rate (denominator). Applying this methodology to the portfolio’s three stocks domiciled in China and traded on US exchanges (ADRs), future cash flows (or numerators) were largely unchanged during 2021, with less than 2% variances. We believe that our understanding and modeling of the numerator is signal – we directly speak with company management, a first-hand data source.

Meanwhile, if these estimates are accurate, it would imply that the denominator in our hypothetical valuation formula – the discount rate – has roughly tripled as share prices have decreased by half to two-thirds of their previous highs. As uncertainty related to regulation has changed, the accumulation of incremental pieces of regulation has begun to feel like death by a thousand paper cuts. Not wildly material on a standalone basis, but taken together, the negative news flow related to the PRC’s approach to the technology sector has proven enough to convince investors that the PRC is perhaps riskier and less predictable than they previously believed. Had we been paying attention to noise (the NYT and Fox, for instance) and not the CFO’s of our portfolio companies, we would have likely panicked at some point during the year. So far, our focus on signal has proven wrong in this case and over this period. For reference, the PRC data center companies trade at roughly one-third of US data center multiples with 3x the projected growth (we will cover this in more detail later). 3,4

Thinking about 12-18 months forward, we view these as the most important market drivers:

■	Fiscal stimulus. As far as we can figure, the US Government has collectively deployed about $6T into layers of stimulus for Covid over the last two years. Foreign governments have also spent similar amounts. And the world is awash in excess cash. At this point, it seems as though there is not likely another giant bucket of money coming anytime soon.

■	Endemic COVID: The end of the pandemic. Anecdotally, I have received two doses of the COVID-19 vaccines and a booster and still got COVID, like several others recently. My experience with it was barely noticeable, especially relative to the sometimes histrionic and alarming ways it is portrayed. Perhaps count me lucky (I do not fit the at-risk description) that it was a 72-hour non-event; however, I hear anecdotally that this has been quite standard from several friends and colleagues. The point is that we believe the current brand of the variant will eventually reach everyone regardless of vaccination status and peak very soon, and we will move on with life. Travel companies are reporting sick employees without widespread cancellations, and the US does not appear culturally interested in lockdown. So, we believe that things will continue to normalize over the next few months.

■	Federal Reserve. They have pivoted to a more hawkish stance from their previously dovish approach (merely 90 days), and the market is pricing in four rate hikes starting in March. Rates and inflation are tied together with rates typically following inflation.

■	Inflation. December headline CPI was 7% YoY, and Core CPI was 5.5%. These numbers represent 39–40-year highs, even despite the claim from some sophisticated economists that CPI is intentionally understated to keep certain CPI-indexed liabilities like Social Security and Medicare from bankrupting the US. Commercial and residential real estate tend to do very well in inflationary environments if these pre-conditions are met: 1) High occupancy, 2) Short duration leases, and 3) low labor costs as a percentage of revenue.

Migration

In our opinion, the US is undergoing one of the largest, if not the largest internal migration in history. In unprecedented numbers, the uncoupling of the workforce from the workplace has created a secular shift in our country, which we believe will go on indefinitely. While migration is not a new phenomenon, its scope and breadth over the last 23 months seem to have exceeded expectations. For example, Californians moving to Texas increased 19% in 2020 compared to 2019, according to a CBRE study.5 Nearly one-hundred thousand people migrated to Austin, TX, alone over 2019-2020, and experts predict another 182k over the 2021-2023 period.6 Taken together, this represents about 12.3% growth in aggregate or 3% per year, which is four times as fast as the national average of 0.8%.

Additionally, almost all are highly paid white-collar or engineering/software types. I have never seen anything like this in my 40-year career. During the massive build of strip casinos 20 years ago, Las Vegas experienced a similar influx with lower-paid

[3]	Price to 12-month forward EBITDA

[4]	Growth based on 12-month forward EBITDA.

[5]	Source: Dallas Morning News: Welcome to Texas

[6]	Source: Written Advisors

workers. We believe the demographics of the current migration will drive several knock-on effects due to the higher-paid nature of those involved.

The Knock-on Effects in Real Estate

According to the Case Shiller national numbers, home prices (Case Shiller) in the USA have risen 16.76% YTD. Home price growth for the two years ended 9/30/21 was 28.1%.7 In what we would call “where I want to live locations’ like Miami, Austin, Charlotte, Tampa, etc., home prices are up 30-75%. We believe several factors are driving this appreciation: the effect of millions of people funneling into information-centric jobs in a limited number of medium-sized cities, the $6T in fiscal stimulus, logistics issues (higher material prices), and a labor shortage (higher worker prices).

In our opinion, an unfortunate side effect is that more people are forced to rent as housing becomes less affordable. In addition, a larger mortgage and, perhaps more problematically, a 30% or more increase in down payment create additional hurdles for marginal buyers. As a result, rent increases get turbo-charged in apartments, single-family rentals, self-storage, and manufactured housing – all areas we are focused on in 2022. Accordingly, we added to our single-family rental positions, manufactured home communities, self-storage, and multi-family. Long-term investors will likely note this new addition. We typically thought of multi-family as an average business, but broadly lacking our ‘four characteristics.’ However, we believe the combination of the structural migration is underway (and its attendant home price appreciation). The persistence of inflation (at least for the near term) led us to add multi-family to our ’short lease duration, high demand, high occupancy bucket,’ which now stands at about ½ the portfolio (to be clear, this encompasses several segments, not just multi-family). As a result, these companies should raise rent faster than inflation while growing net operating income (“NOI”) and funds from operations (“FFO”) materially faster than inflation.

We believe the setup for US commercial real estate remains very strong, especially when considering the global attractiveness of US real estate. Public and private investors look at the US as a stable market to deploy capital. While US media might portray the US in a state of turmoil, we believe things are on solid footing here, a sentiment not lost on foreign investors.8 So despite record low cap rates, capital continues to flow from the rest of the world here.

Portfolio Positioning & Themes

As always, the portfolio is driven by the pursuit of companies with monopoly/duopoly/oligopoly pricing power over extended periods. We expanded our exposure to include short duration, high occupancy, low expense ratio names by adding additional exposure to self-storage, manufactured homes, single-family residential, industrial, and new exposure in multi-family. The broad digitization of the global economy theme is still key to our portfolio allocation, with data centers and communications networks still >40% of the portfolio.

Gaming

We view multiple ways to win with the gaming names (Caesar’s Entertainment “CZR” and MGM Resorts “MGM”) in our portfolio. We believe they will continue to benefit from leisure travel and group business’s return and have robust and growing iGaming and Online Sports Betting (OSB) businesses to weather potential future downturns in the ever-important Las Vegas convention business. We believe the domestic brick-and-mortar business has made a better than full recovery. Revenue and attendance levels are better than pre-COVID, and management teams have responsibly added back only the amenities that produce EBITDA. During the first wave of the pandemic, management teams generally cut costs quickly and closed assets while keeping a watchful eye on and thoughtful approach to costs when re-opening, leading to higher margins. Of course, both companies’ management claims that the margin increases are sticky, while some on the Street are slightly more skeptical. Regardless, we believe the high growth potential in the iGaming and online sports betting (“OSB”) areas that will play out over the next decade will help maintain or even increase margins. In our opinion, companies with a large physical footprint, robust technology platform, and large rewards/affinity base will have material, long-term profitability advantages. Furthermore, we believe CZR and MGM, with their large customer bases, large physical asset footprints9, and recent savvy acquisitions, have

[7]	Source: Case Schiller

[8]	Despite some of the concerns expressed earlier.

[9]	To negate the need for revenue splits with local license holders demonstrated the skills and resources to be market leaders. Despite the opportunity, we believe their share prices today reflect very little of this.

The Wave of Data (Our Data Center and Communication Network Exposure)

We believe demand for data – whether related to mobile, storage, reliability, transfer, or integration – will continue to play out over perhaps a decade or more. We view both data centers (where all the data associated with these trends lives) and connectivity (how it gets back and forth to your devices) as great investment opportunities and key themes for our team. We have exposure to data centers and communications networks.10 The communications networks have several characteristics that we value: ~90% market share of macro towers in the US, high unlevered returns, tenants physically incapable of leaving (absent merger), and SS/NOI in mid-to-high single digits. The data center space is nearly the same but with a slight twist. Most data center companies traffic in both cloud and enterprise (the more traditional business in which a company moves its on-site enterprise data to a third-party data center). Enterprise clients get better power, density, and redundancy at much lower costs and higher ROA and ROE than cloud, but it typically has a slower sales cycle with smaller clients. We estimate the demand for colocation enterprise space is growing at about 15%, and demand for cloud space is growing at 10- 25%, with wide differences in uptake timing. Not included in these numbers are several technologies coming soon, which we believe will drive an avalanche of data creation, including (but not limited to): self-driving vehicles, artificial intelligence, big data, 5G mobile connectivity, and virtual and augmented reality.

We have split the overall position into domestic (Switch, Inc. “SWCH,” Equinix, Inc. “EQIX”) and Asia Pacific (“APAC”) (GDS Holdings, Ltd. “GDS,” 21 Vianet “VNET,” Chindata “CD”). Chindata (CD) and 21 Vianet (VNET) are new additions to the portfolio in 2021. Chindata builds state-of-the-art cloud-based centers, while 21 Vianet builds colocation and cloud. In addition, 21 Vianet is expanding from China into Indonesia and India, and Chindata is expanding in Malaysia. APAC comprises about 13% of the portfolio with estimated EBITDA growth rates of 37% this year and 29% next year, while US growth is about 8%. Looking to 2022, we conclude the APAC names will grow 3x as fast and trade at a 66% discount of TEV/EBITDA to the US names.

Thoughts on Recent Events in China

The Chinese data center REITS and PRC technology stocks broadly have re-rated with prices and multiples down 2/3 since the beginning of the year. There are overlapping themes at work here. Elaboration below:

We have covered the evolving political and regulatory environment in prior letters to which readers may refer. We believe investor fears are not real risks, just perceived. These companies are critical to the PRC’s long-term digitalization goals, and data centers are the beating heart of a digital economy. The PRC government clarified and codified its position on the Chinese company structure required for offshore listings in a manner that eliminates Chinese internal risk for U.S. listed companies domiciled in China. As a note, we own American Depository Receipts (“ADR”), trusts which own A-Shares listed on the Shanghai Exchange. The remaining challenge is the Public Company Accounting Oversight Board’s (“PCAOB”) desire to conduct auditor oversight for Chinese companies listed in the US. This rule has been in place for 20 years and ignored until recently when SEC Chairman Gensler has approached it like his personal Waterloo. EY or KPMG audits the Chinese data center companies we own. We understand the differences in audit practice between the China divisions and the rest of the world, including the US, to be non-material based on multiple conversations with audit teams. At the end of the codification comment, the Chinese government said,

“Companies would need to get the CSRC’s approval before cooperating with investigations by overseas regulators, the CSRC said. The regulator reiterated that it would keep collaborating with overseas peers on cross-border securities regulations, including strengthening information-sharing and audit-inspections cooperation” (courtesy of the Wall St Journal December 24)

This may clear the way for cooperation on this issue, barring these companies moving to the Hong Kong exchange.

[10]	Commonly referred to as tower REITs

Valuation

■	The portfolio’s growth forecast is still multiples of the asset class at large. The Fund has an underlying 2022 FFO growth rate of 27.5%.[11] In comparison, the RE sector has a growth rate of 9.4%.[12,13]

■	The portfolio’s valuation is very near that of the asset class at large. Aggregate Fund FFO is 21.8x 2022 FFO, while the SNL Equity REIT Index trades at 26.1x 2022 FFO.[14,15]

■	The portfolio is less levered than the aggregate leverage in the asset class. The SNL Equity REIT Index carries an underlying leverage ratio of about 42.9%, while the Fund’s leverage ratio is 21.4%.[16,17]

So, put simply, the Fund’s investments are significantly higher growth (about 2.9x higher, per SNL Financial) with about half the risk (or leverage, per SNL Financial) while selling for about $0.84 on the dollar (based on a price/FFO multiple valuation).

Outlook

We believe, the portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality, same-store net operating income growth, resulting in higher asset value cash flow and dividends. We have no exposure to sectors facing significant structural headwinds such as retail or sectors, which we feel would fare worst in the Fed tightening cycle, such as Triple Net Lease. In our opinion, these sectors are dependent on raising new capital and buying new assets as their primary means to increase earnings. These types of business plans typically underperform in rising rate environments.

Many REITs have adjusted in price as more than 47% of the SNL Equity REIT Index names traded at a discount to NAV on 12/31/2021. The average REIT traded at a 1.1% premium to NAV at quarter-end, well within the long-term historical average’s range.

Recall that our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly;

2)	there are high barriers to entry for new competitors;

3)	there are high barriers to tenants leaving/exiting buildings; and

4)	the basic underlying economics of the tenant’s business is healthy.

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, sectors and companies that exhibit these characteristics comprise 65% to 80% of the portfolio.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

[11]	FFO Growth rate represents an AACA estimate using SNL Financial data

[12]	Real Estate Sector Growth rate represented by the SNL Equity REIT Index

[13]	According to SNL Financial

[14]	Fund FFO is an AACA estimate using SNL Financial data

[15]	SNL Equity REIT Index FFO sourced from SNL Financial

[16]	SNL Equity REIT Index sourced from SNL Financial

[17]	Fund leverage is an AACA estimate using data from SNL Financial

INDEX DEFINITIONS

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

SNL Equity REIT Index is a market capitalization-weighted index that includes all U.S. domiciled publicly traded (NYSE, NYSE MKT, NASDAQ, OTC) equity REITs in SNL’s coverage universe and is considered to be generally representative of the U.S. real estate markets as a whole.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from a price increase.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a price decline. If a short position increases in price, covering the short position at a higher price may result in a loss.

6188-NLD-02112022

Altegris/AACA Opportunistic Real Estate Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for the periods ended December 31, 2021, compared to its benchmarks:

		Annualized
				Since Inception	Fund Inception
	One Year	Five Year	Ten Year	February 1, 2011	December 1, 2020
Altegris/AACA Opportunistic Real Estate Fund - Class A **	8.58%	15.44%	14.22%	13.35%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class A with load ** ***	2.33%	14.09%	13.54%	12.74%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class C **	7.83%	N/A	N/A	N/A	13.75%
Altegris/AACA Opportunistic Real Estate Fund - Class I **	8.86%	15.75%	14.44%	13.55%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N **	8.62%	15.47%	14.22%	13.36%	N/A
S&P 500 Total Return Index ****	28.71%	18.47%	16.55%	14.87%	29.39%
Dow Jones US Real Estate Total Return Index *****	38.99%	12.34%	11.71%	10.85%	37.28%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated April 30, 2021, are 2.22%, 2.97%, 1.97%, and 2.22% for Class A, Class C, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	The prior annual returns and performance track record that follows the Fund inception for Class A, C and I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended (“Code”), which if they had been applicable, might have adversely affected its performance.

***	Class A with load total return is calculated using the maximum sales charge of 5.75%.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011 – December 31, 2021

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2021	% of Net Assets
Telecommunications	19.8%
Residential Reit	16.8%
Infrastructure Reit	14.4%
Leisure Facilites & Services	11.6%
Industrial Reit	10.1%
Self Storage Reit	10.0%
Specialty Finance	8.8%
Real Estate Investment Trusts	6.2%
Multi Asset Class Reit	6.0%
Other Industries	9.2%
Other Assets less Liabilities - Net	(8.9)%
Securities Sold Short	(4.0)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 112.4%
	DATA CENTER REIT - 3.1%
25,265	Equinix, Inc.	$21,370,148

	INDUSTRIAL REIT - 10.1%
55,372	Innovative Industrial Properties, Inc.	14,557,853
108,785	Prologis, Inc. (a)	18,315,043
280,696	Rexford Industrial Realty, Inc.	22,767,253
160,530	Terreno Realty Corporation	13,691,604
		69,331,753
	INFRASTRUCTURE REIT - 14.4%
179,637	American Tower Corporation	52,543,822
117,920	Crown Castle International Corporation	24,614,620
55,417	SBA Communications Corporation	21,558,321
		98,716,763
	LEISURE FACILITIES & SERVICES - 11.1%
566,186	Caesars Entertainment, Inc.(a),(b)	52,955,377
2,549,913	Drive Shack, Inc.(b)	3,646,376
438,557	MGM Resorts International (a)	19,682,438
		76,284,191
	MULTI ASSET CLASS REIT - 6.0%
4,945,205	DigitalBridge Group, Inc.(b)	41,193,557

	OFFICE REIT - 2.3%
69,298	Alexandria Real Estate Equities, Inc.	15,450,682

	REAL ESTATE INVESTMENT TRUSTS - 6.2%
890,864	IQHQ Private Investment 144A (b),(c),(d),(e)	16,492,031
905,738	NewLake Capital Partners, Inc.	25,976,565
		42,468,596
	REAL ESTATE OWNERS & DEVELOPERS - 2.3%
1,819,136	WeWork, Inc. (b)	15,644,570

	RESIDENTIAL REIT – 16.8%
546,421	American Homes 4 Rent, Class A (a)	23,829,420
52,084	AvalonBay Communities, Inc.	13,155,898

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares				Fair Value
	COMMON STOCKS — 112.4% (Continued)
	RESIDENTIAL REIT – 16.8% (Continued)
78,753	Camden Property Trust (a)			$14,071,586
168,890	Equity LifeStyle Properties, Inc.			14,804,897
758,839	Invitation Homes, Inc.(a)			34,405,760
72,274	Sun Communities, Inc.			15,175,372
				115,442,933
	SELF-STORAGE REIT – 10.0%
100,754	Extra Space Storage, Inc. (a)			22,843,954
148,408	Life Storage, Inc. (a)			22,733,137
331,696	National Storage Affiliates Trust (a)			22,953,363
				68,530,454
	SPECIALTY FINANCE - 8.8%
2,097,406	Fortress Transportation and Infrastructure Investors, LLC			60,656,982

	TECHNOLOGY SERVICES - 1.5%
131,341	CoStar Group, Inc. (b)			10,379,879

	TELECOMMUNICATIONS - 19.8%
5,054,102	Chindata Group Holdings Ltd. – ADR (b)			33,306,532
878,232	GDS Holdings Ltd. – ADR (b)			41,417,422
1,304,516	Switch, Inc., Class A (a)			37,361,338
2,651,845	Vnet Group, Inc. – ADR (b)			23,946,160
				136,031,452

	TOTAL COMMON STOCKS (Cost $651,312,153)			771,501,960

		Dividend
		Rate (%)	Maturity
	PREFERRED STOCKS — 0.5%
	LEISURE FACILITIES & SERVICES - 0.5%
12,112	Drive Shack, Inc.	9.750	Perpetual	306,411
19,523	Drive Shack, Inc.	8.050	Perpetual	490,613
105,464	Drive Shack, Inc.	8.375	Perpetual	2,647,147
	TOTAL PREFERRED STOCKS (Cost $2,092,696)			3,444,171

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

TOTAL INVESTMENTS - 112.9% (Cost $653,404,849)	$774,946,131
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.9)%	(88,357,798)
NET ASSETS - 100.0%	$686,588,333

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of this security was held as collateral for securities sold short. These securities amount to $64,977,948

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total market value of 144A securities is 16,492,031 or 2.4% of net assets.

(d)	Fair Value was determined using significant unobservable inputs.

(e)	Illiquid.

Securities Sold Short

Shares		Fair Value
	SECURITIES SOLD SHORT – (4.0)%
	COMMON STOCKS — (4.0)%
	MULTI ASSET CLASS REIT - (1.5)%
(240,323)	Vornado Realty Trust	$(10,059,921)

	OFFICE REIT - (2.5)%
(661,330)	Empire State Realty Trust, Inc., Class A	(5,885,837)
(159,316)	SL Green Realty Corporation	(11,422,957)
		(17,308,794)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $30,748,323)	$(27,368,715)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities
December 31, 2021

ASSETS
Investment in securities, at cost	$653,404,849
Investment in securities, at value	$774,946,131
Receivable for securities sold	994,482
Receivable for Fund shares sold	520,983
Dividends and interest receivable	1,544,625
Prepaid expenses and other assets	118,741
TOTAL ASSETS	778,124,962

LIABILITIES
Securities sold short, at value (proceeds $30,748,323)	27,368,715
Due to custodian	60,622,814
Payable for Fund shares redeemed	2,148,944
Investment advisory fees payable	679,112
Dividends payable on securities sold short	438,119
Payable for investments purchased	116,510
Payable to Related Parties	37,500
Distribution fees (12b-1) payable	13,710
Accrued expenses and other liabilities	111,205
TOTAL LIABILITIES	91,536,629
NET ASSETS	$686,588,333

Net Assets Consist Of:
Paid in capital	$546,823,638
Accumulated earnings	139,764,695
NET ASSETS	$686,588,333

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$25,215,087
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,236,154
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$20.40
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$21.64

Class C Shares:
Net Assets	$84,042
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,153
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$20.24

Class I Shares:
Net Assets	$621,280,819
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	30,177,339
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$20.59

Class N Shares:
Net Assets	$40,008,385
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,959,270
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$20.42

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends (Tax Withholding $132,338)	$10,081,208

EXPENSES
Investment advisory fees	8,859,980
Short sale dividend expense	1,489,853
Interest expense	1,068,360
Distribution (12b-1) fees:
Class A	65,617
Class N	103,029
Class C	347
Third party administrative services fees	556,521
Administrative services fees	503,821
Transfer agent fees	150,572
Registration fees	145,628
Printing	90,505
Accounting services fees	79,289
Custodian fees	47,410
Professional fees	41,098
Audit fees	30,204
Trustees fees and expenses	24,644
Legal fees	24,058
Insurance expense	11,053
Other expenses	7,124
TOTAL EXPENSES	13,299,113

Less: Fees waived by the Advisor	(3,774)
NET EXPENSES	13,295,339

NET INVESTMENT LOSS	(3,214,131)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	102,581,886
Options contracts purchased	(22,000)
Options contracts written	1,527,412
Securities sold short	(7,610,441)
96,476,857
Net change in unrealized appreciation/(depreciation) from:
Investments	(48,327,316)
Securities sold short	7,269,331
(41,057,985)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT	55,418,872

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,204,741

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2021	2020
FROM OPERATIONS
Net investment income(loss)	$(3,214,131)	$956,627
Net realized gain from investments, options written and securities sold short	96,476,857	49,318,922
Net change in unrealized appreciation/depreciation on investments and securities sold short	(41,057,985)	81,676,566
Net increase in net assets resulting from operations	52,204,741	131,952,115

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(3,040,217)	(1,706,160)
Class C	(9,677)	—
Class I	(74,625,994)	(36,876,259)
Class N	(4,683,251)	(2,542,388)
Net decrease in net assets from distributions to shareholders	(82,359,139)	(41,124,807)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	12,248,021	12,691,323
Class C	110,118	50
Class I	182,550,451	167,777,535
Class N	14,691,533	20,730,142
Net asset value of shares issued in reinvestment of distributions:
Class A	2,837,321	1,581,278
Class C	9,677	2
Class I	56,769,993	27,122,891
Class N	4,574,220	2,475,567
Payments for shares redeemed:
Class A	(13,671,450)	(8,276,934)
Class C	(28,397)	(25)
Class I	(109,239,984)	(87,268,459)
Class N	(15,857,886)	(20,823,174)
Redemption fee proceeds:
Class A	310	1,532
Class C	—	—
Class I	2,264	17,145
Class N	3,075	11,885
Net increase in net assets from capital share transactions	134,999,266	116,040,758

TOTAL INCREASE IN NET ASSETS	104,844,868	206,868,066

NET ASSETS
Beginning of Year	581,743,465	374,875,399
End of Year	$686,588,333	$581,743,465

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2021	2020
CAPITAL SHARE ACTIVITY
Class A
Shares Sold	548,881	702,054
Shares Reinvested	149,964	75,616
Shares Redeemed	(625,098)	(460,719)
Net increase in shares outstanding	73,747	316,951

Class C
Shares Sold	4,932	2
Shares Reinvested	516	—
Shares Redeemed	(1,296)	(1)
Net increase in shares outstanding	4,152	1

Class I
Shares Sold	8,106,581	9,323,737
Shares Reinvested	2,973,808	1,293,050
Shares Redeemed	(4,998,285)	(4,749,709)
Net increase in shares outstanding	6,082,104	5,867,078

Class N
Shares Sold	664,208	1,109,978
Shares Reinvested	241,511	118,176
Shares Redeemed	(703,455)	(1,148,913)
Net increase in shares outstanding	202,264	79,241

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$21.43		$17.97		$12.57	$16.02	$12.99
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.16)		0.00		0.09	0.04	0.06
Net realized and unrealized gain/(loss) on investments	1.79		5.04		5.68	(2.98)	3.02
Total income/(loss) from investment operations	1.63		5.04		5.77	(2.94)	3.08
Less distributions from:
Net investment income	—		(0.09)		(0.06)	—	(0.05)
Net realized gains	(2.66)		(1.49)		(0.31)	(0.51)	—
Total distributions	(2.66)		(1.58)		(0.37)	(0.51)	(0.05)
Redemption fees collected (2)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$20.40		$21.43		$17.97	$12.57	$16.02
Total return (3,4)	8.58%		28.16%		46.00%	(18.40)%	23.60%
Net assets, at end of year (000s)	$25,215		$24,905		$15,191	$16,066	$14,610
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,9)	2.17	% (5)	2.23	% (5)	2.30%	2.97%	2.52%
Expenses, after waiver and reimbursement (6,9)	2.17	% (5)	2.22	% (5)	2.30%	3.04%	2.59%
Ratio of net investment income to average net assets (7)	(0.72)%		0.01%		0.55%	0.26%	0.43%
Portfolio Turnover Rate	63%		61%		36%	36%	34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.80%	1.81%	1.78%	1.67	% (8)	1.73	% (8)
Expenses, after waiver and reimbursement	1.80%	1.80%	1.78%	1.73	% (8)	1.80	% (8)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Period Ended
	December 31,		December 31,
	2021		2020*
Net asset value, beginning of year/period	$21.43		$21.56
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.25)		0.00	(2)
Net realized and unrealized gain on investments	1.72		1.40
Total income from investment operations	1.47		1.40
Less distributions from:
Net investment income	—		(0.04)
Net realized gains	(2.66)		(1.49)
Total distributions	(2.66)		(1.53)
Redemption fees collected (2)	0.00		0.00
Net asset value, end of year/period	$20.24		$21.43
Total return (3)	7.83%		6.61	% (4)
Net assets, at end of year/period (000s)	$84		$0	(5)
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (7,10)	2.92	% (6)	2.98	% (6,9)
Expenses, after waiver and reimbursement (7,10)	2.92	% (6)	2.97	% (6,9)
Ratio of net investment income to average net assets (8)	(1.14)%		0.19	% (9)
Portfolio Turnover Rate	63%		61	% (4)

*	Class C commenced operations on December 1, 2020

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Amount less than 1,000.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	2.55%	2.56%
Expenses, after waiver and reimbursement	2.55%	2.55%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$21.55		$18.08		$12.64	$16.05	$13.01
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.10)		0.05		0.14	0.09	0.09
Net realized and unrealized gain/(loss) on investments	1.80		5.06		5.70	(2.99)	3.02
Total income/(loss) from investment operations	1.70		5.11		5.84	(2.90)	3.11
Less distributions from:
Net investment income	—		(0.15)		(0.09)	—	(0.07)
Net realized gains	(2.66)		(1.49)		(0.31)	(0.51)	—
Total distributions	(2.66)		(1.64)		(0.40)	(0.51)	(0.07)
Redemption fees collected (2)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$20.59		$21.55		$18.08	$12.64	$16.05
Total return (3,4)	8.86%		28.45%		46.34%	(18.11)%	24.01%
Net assets, at end of year (000s)	$621,281		$519,163		$329,530	$225,944	$246,564
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,9)	1.92	% (5)	1.99	% (5)	2.02%	2.73%	2.27%
Expenses, after waiver and reimbursement (6,9)	1.92	% (5)	1.97	% (5)	2.02%	2.79%	2.34%
Ratio of net investment income to average net assets (7)	(0.45)%		0.24%		0.83%	0.57%	0.59%
Portfolio Turnover Rate	63%		61%		36%	36%	34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.55%	1.56%	1.54%	1.42	% (8)	1.49	% (8)
Expenses, after waiver and reimbursement	1.55%	1.55%	1.54%	1.48	% (8)	1.55	% (8)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$21.44		$17.97		$12.57	$16.01	$12.99
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.15)		(0.01)		0.09	0.04	0.07
Net realized and unrealized gain/(loss) on investments	1.79		5.04		5.68	(2.97)	3.00
Total income/(loss) from investment operations	1.64		5.03		5.77	(2.93)	3.07
Less distributions from:
Net investment income	—		(0.08)		(0.06)	—	(0.05)
Net realized gains	(2.66)		(1.49)		(0.31)	(0.51)	—
Total distributions	(2.66)		(1.57)		(0.37)	(0.51)	(0.05)
Redemption fees collected (2)	0.00		0.01		0.00	0.00	0.00
Net asset value, end of year	$20.42		$21.44		$17.97	$12.57	$16.01
Total return (3,4)	8.62%		28.18%		46.01%	(18.34)%	23.69%
Net assets, at end of year (000s)	$40,008		$37,676		$30,155	$16,245	$32,819
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,9)	2.17	% (5)	2.23	% (5)	2.17%	2.97%	2.50%
Expenses, after waiver and reimbursement (6,9)	2.17	% (5)	2.22	% (5)	2.17%	3.02%	2.57%
Ratio of net investment income/(loss) to average net assets (7)	(0.69)%		(0.04)%		0.56%	0.25%	0.49%
Portfolio Turnover Rate	63%		61%		36%	36%	34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.80%	1.81%	1.79%	1.67	% (8)	1.72	% (8)
Expenses, after waiver and reimbursement	1.80%	1.80%	1.79%	1.72	% (8)	1.80	% (8)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014 and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares commenced operations on December 1, 2020 and are offered at their NAV without an initial sales charge and are subject to 12b-1. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to custodian liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of December 31, 2021, using level 2 inputs. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”) . In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Open-end investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub -advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the level of inputs used as of December 31, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$755,009,929	$—	$16,492,031	$771,501,960
Preferred Stock	3,444,171	—	—	3,444,171
Total Assets	$758,454,100	$—	$16,492,031	$774,946,131

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$27,368,715	$—	$—	$27,368,715
Total Liabilities	$27,368,715	$—	$—	$27,368,715

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

IQHQ
Beginning Balance	$14,987,272
Total realized gain/(loss)	—
Unrealized Appreciation/(Depreciation)	1,504,759
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$16,492,031

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of December 31, 2021:

					Impact to
					valuation from
	Fair Value at			Unobservable	an increase in
Assets (at fair value)	December 31, 2021	Valuation Technique	Unobservable Inputs	Input Value	input**

IQHQ	$16,492,031	Adjustment to reported investment NAV	Growth Factor * Valuation Factor * Commitment Capital*	0.0249% 0.0068% -0.0048%	Increase Increase Increase

*	An increase in the input would indicate an increase in the fair value.

**	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Fund’s December 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk - The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism,

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the year ended December 31, 2021 were as follows:

		Purchases Sold
Purchases	Sales	Short	Sales Sold Short
$549,573,192	$466,273,902	$42,023,809	$38,763,241

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Fund may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended December 31, 2021, the Fund had realized losses of 22,000 on options purchased and realized gains of $1,527,412 on options written subject to equity risk.

As of December 31, 2021, the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $8,859,980 for the year ended December 31, 2021.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.80%, 2.55%, 1.55%, and 1.80% through December 31, 2021 of the daily average net assets attributable to each of the Class A, Class C, Class I, and Class N shares, respectively. For the year ended December 31, 2021, the Advisor waived $3,774 of advisory fees.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

December 2023	$48,888
December 2024	3,774

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% for Class A and Class N and 1.00% for Class C of the average daily net assets attributable to each Class, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2021, pursuant to the Plan, Class A, Class C and Class N shares paid the amounts of $65,617, $347 and $103,029, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I, and Class N shares. During the year ended December 31, 2021, for Class A and Class C shares, the Distributor received $106,006 and $1,102 in underwriting commissions for sales of the Fund, of which $15,718 and $0 were retained by the principal underwriter for the Fund.

The Fund is part of the Altegris mutual fund family (“the Family”). In addition to the Fund, the Family is also comprised of Altegris Futures Evolution Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for fewer than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2021, Class A, Class C, Class I, and Class N assessed redemption fees in the following amounts:

Class A	$310
Class C	—
Class I	2,264
Class N	3,075

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$625,199,431	$207,234,993	$(84,857,008)	$122,377,985

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$9,104,912	$3,454,172
Long-Term Capital Gain	73,254,227	42,209,635
Return of Capital	—	—
	$82,359,139	$45,663,807

As of December 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$17,386,710	$—	$—	$—	$122,377,985	$139,764,695

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships and C-Corporation return of capital distributions.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2021 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$6,840,825	$(6,840,825)

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

8.	RECENT REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”) . The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

10.	FEDERAL TAX INFORMATION (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $80,095,052 (or the maximum amount allowable) as being from net long-term capital gains.

By early 2022, shareholders should receive their Form 1099-DIV from the Fund. For your specific situation, shareholders are recommended to consult a professional tax advisor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris/AACA Opportunistic Real Estate Fund, one of the funds constituting the Northern Lights Fund Trust (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

March 1, 2022

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2021 and ended December 31, 2021.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2021	12/31/2021	7/1/2021-12/31/2021
Class A	1.80%	$1,000.00	$983.50	$9.00
Class C	2.55%	$1,000.00	$979.60	$12.72
Class I	1.55%	$1,000.00	$984.50	$7.75
Class N	1.80%	$1,000.00	$983.50	$9.00

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2021	12/31/2021	7/1/2021-12/31/2021
Class A	1.80%	$1,000.00	$1,016.13	$9.15
Class C	2.55%	$1,000.00	$1,012.35	$12.93
Class I	1.55%	$1,000.00	$1,017.39	$7.88
Class N	1.80%	$1,000.00	$1,016.13	$9.15

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/21 – NLFT_v1

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012- 2019); Treasurer of the Trust (2006-June 2017.	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J.Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/21 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Ultimus Fund Solutions, LLC
1200 Prospect Street, Suite 400	225 Pictoria Dr.
La Jolla, CA 92037	Cincinnati, OH 45246

Altegris/AACA Opportunistic Real Estate Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisAACA-AR21

877.524.9441 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $24,890

2020 - $21,250

2019 - $20.563

(b)	Audit-Related Fees

2021 - None

2020 - None

2019 - None

(c)	Tax Fees

2021 - $5,080

2020 - $5,080

2019 - $4,906

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019  2020   2021

Audit-Related Fees:             100% 100% 100%

Tax Fees:                                100% 100% 100%

All Other Fees:                      100% 100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $5,080

2020 - $5,080

2019 - $4,906

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/7/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/7/22